SHEPMYERS INVESTMENT COMPANY


                          ANNUAL REPORT TO SHAREHOLDERS



                                December 31, 1998



                                  P.O. Box 339
                           Hanover, Pennsylvania 17331

/LOGO/



                          Shepmyers Investment Company
                                  P.O. Box 339
                           Hanover, Pennsylvania 17331


March 25, 1999

Dear Shareholder:

We are pleased to forward the Annual Report reflecting the company's financial results for the year ended December 31, 1998.

In 1998 the U.S. economy continued to show a mixed picture of both strength and weakness. The consumer sector continued to be the driving force of strength spurred by consumer consumption expenditures, strong housing demand and Consumer Confidence rebounding. Weakness was evident in the manufacturing sector as global difficulties abounded. Asia continued to stagnate, Russia defaulted on bond payments and Brazil's economy began to collapse. As the U.S. began to feel the effects of the global economic turmoil, The Federal Reserve cut the federal funds rate twice during 1998. As a result of a slowing economy and the federal funds rate cuts, the 30-year treasury yield actually dipped below 4.75% in early October. Although additional reductions in the federal funds rate were anticipated, the Fed has since stayed on the sidelines as inflation fears began to appear.

The yield on the Bond Buyer Index decreased from 5.15% at the end of 1997 to 5.03% at the close of 1998. The portfolio's yield likewise declined from 5.34% at December 31, 1997 to 5.23% at December 31, 1998.

The portfolio continues to embody the goals of strong credit quality, diversification of holdings and conservative maturity structure. The portfolio is diversified among fifty-five separate issuers across twenty-three states. This diversification mitigates the risks associated with economic events occurring in any one state or region. Fifty-six percent of the bonds mature in eight years or less and the longest maturity in the portfolio is just under sixteen years. The weighted average maturity of the portfolio is conservative at
7.14 years.

On behalf of the Board of Directors, I am pleased to report the declaration of an extra dividend of $0.32 per share from earnings generated by the company during 1998. This is payable March 1, 1999 to shareholders of record 2/1/99. This brings the total distributions from 1998 earnings to $.9315.

To assist you in preparation of your 1998 income tax returns, listed below are certain tax attributes concerning the dividends paid to you during 1998.

1)       Capital gain distribution represented $.0235 per share.

2) The remainder of the distributions to you ($.95 per share) during 1998 represented tax-exempt interest dividends for federal income tax purposes.

3) For Pennsylvania residents, 54.65% of the federally tax-exempt interest dividends should be considered Pennsylvania exempt-interest dividends and are not subject to Pennsylvania Personal Income Tax in 1998.


We appreciate the confidence you have expressed in the Board and welcome your questions and suggestions.


Sincerely,


/s/  Paul E. Spears
----------------------------
Paul E. Spears
President & Chairman of the Board

PES/sk

                         [ERNST & YOUNG LLP LETTERHEAD]





                         Report of Independent Auditors

Shareholders and Board of Directors
Shepmyers Investment Company



We have audited the accompanying statement of assets and liabilities of Shepmyers Investment Company, including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepmyers Investment Company as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                            /s/ Ernst & Young LLP


January 29, 1999

                          Shepmyers Investment Company

                       Statement of Assets and Liabilities

                                December 31, 1998

Assets
Investments at market value (cost $14,802,794)                      $15,452,520
Accrued interest receivable and other assets                            195,783
                                                                    -----------
Total assets                                                         15,648,303

Liabilities
Dividends payable                                                          --
Accrued liabilities                                                      30,231
                                                                    -----------
Total liabilities                                                        30,231
                                                                    -----------
Net assets at market, applicable to 768,238
   issued and outstanding common shares
   at $.50 par value per share, equivalent
   to $20.33 a share (2,000,000 shares authorized)                  $15,618,072
                                                                    ===========

See accompanying notes.

                          Shepmyers Investment Company

                                   Investments

                                December 31, 1998


Principal                                                                                        Market
  Amount               Description                                                               Value
---------------------------------------------------------------------------------------------------------
                  Housing finance agency bonds--5.07%
  $ 100,000       Oregon State Housing and Community Service Depart-
                     ment, Single Family Mortgage, 4.20%, due 7/1/99                          $   100,390
    400,000       Pennsylvania Housing Finance System, Single Family
                     Mortgage, Series S, 7.25%, due 10/1/03                                       428,000
    250,000       Alaska State Housing Finance Corporation, 4.80%, due
                     6/1/09, callable 6/1/08 at 101                                               255,000
                                                                                              -----------
                  Total housing finance agency bonds                                              783,390
                  General obligation bonds--63.85%
    640,000       Commonwealth of Pennsylvania, First Series, 6.60%,
                     due 6/1/01, pre-refunded 6/1/99 at 101.5                                     658,304
    300,000       New Hampshire, 6.50%, due 10/1/99, callable
                     4/1/99 at 102                                                                306,960
    300,000       Dauphin County, Pennsylvania, 4.90%, due 3/15/00
                     (MBIA)                                                                       304,950
    200,000       Pleasant Valley, Pennsylvania School District, 6.00%,
                     due 3/15/07, pre-refunded 3/15/00 at 100 (MBIA)                              206,120
    500,000       Washington Suburban Sanitation District, Maryland
                     water supply, 6.80, due 6/1/05, pre-refunded 6/1/01 at
                     102                                                                          545,350
    300,000       New Mexico State Severance, 5.20%, due 7/1/01, callable
                     7/1/99 at 100                                                                302,220
    350,000       Montgomery County, Pennsylvania, 5.20%, due
                     10/15/07, pre-refunded 10/15/00 at 100                                       361,095
    215,000       Utah State Municipal Finance Coop., Salt Lake,
                     6.90%, due 3/1/02 (LOC - Government Revenue
                     Pooled), callable 3/1/01 at 100                                              229,190
    155,000       Cambria County, Pennsylvania, 5.20%, due 8/15/02
                     (FGIC)                                                                       162,657
    300,000       Haverford Township, Pennsylvania School District
                     (Delaware County), 6.00%, due 6/1/09, pre-refunded
                     6/1/04 at 100 (FGIC)                                                         330,180
    350,000       Erie County, Pennsylvania, 4.90%, due 9/1/04
                     callable 9/1/98 at 100                                                       350,000




See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1998


Principal                                                                                        Market
  Amount               Description                                                               Value
---------------------------------------------------------------------------------------------------------
                    General obligation bonds -- 63.85% (continued)
  $ 225,000       Wilkes-Barre, Pennsylvania School District, (Luzerne
                     County), 6.00%, due 4/1/08, pre-refunded 10/1/04 at
                     100 (FGIC)                                                                $  248,895
    250,000       Wissahickon, Pennsylvania School District, 4.75%, due
                     11/15/05, callable 11/15/02 at 100                                           260,525
    510,000       Indiana Bond Bank, Series A2, 6.75%, due 1/1/06,
                     callable 1/1/01 at 102 (LOC Sumitomo Bank Ltd.)                              542,793
    200,000       Seneca Valley, Pennsylvania School District, 5.50%,
                     due 2/15/09, pre-refunded 8/15/05 at 100                                     216,800
    225,000       Tunkhannock, Pennsylvania Area School District, 4.45%,
                     due 7/15/06 (AMBAC)                                                          229,478
    150,000       Kane, Cook & Dupage Counties, Illinois, 4.45%. due
                     1/1/07 (FSA)                                                                 152,655
    185,000       Greenville County, South Carolina, 4.00%, due 4/1/07                            184,538
    225,000       Johnson County, Kansas, 4.00%, due 9/1/07, callable
                     9/1/06 at 100                                                                224,438
    195,000       Shaler, Pennsylvania Area School District, 4.30%, due
                     10/1/07 (FSA)                                                                196,638
    170,000       Reading, Pennsylvania, 4.50%, due 11/15/07 callable
                     11/15/05 at 100 (AMBAC)                                                      173,094
    250,000       Dauphin County, Pennsylvania General Authority,
                     4.95%, due 6/1/26, puttable 6/2/08 at 100                                    259,100
    275,000       Nevada State Capital Improvement, 4.10%, due 4/15/08                            274,313
    210,000       Delaware County, Pennsylvania, 5.35%, due 1O/1/08,
                     callable 10/1/00 at 100                                                      225,288
    300,000       Minneapolis, Minnesota Special School District, No. 1,
                     4.20%, due 2/1/09, callable 2/1/07                                           299,250
    290,000       Ephrata Pennsylvania Area School District, 5.40%, due
                     10/15/09, callable 10/15/01 at 100 (FGIC)                                    296,061
    275,000       Shippensburg, Pennsylvania, 5.00%, due 11/15/09,
                     callable 11/1/02 at 100 (FGIC)                                               282,095
    200,000       Connecticut State, 5.35%, due 5/15/10, callable 5/15/06
                     at 101                                                                       212,820
    125,000       Berks County, Pennsylvania, 5.00%, due 5/15/10 (FGIC)                           127,637
    210,000       Beaver County, Pennsylvania, 5.50%, due 10/1/10,
                     pre-refunded 10/1/06 at 100 (MBIA)                                           228,816


See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1998


Principal                                                                                       Market
  Amount               Description                                                              Value
---------------------------------------------------------------------------------------------------------
                  General obligation bonds--63.85% (continued)
    325,000       Port Houston Authority, Harris County, Texas, 5.00%,
                     due 10/1/10, callable 10/1/07 at 100                                     $   338,195
    100,000       Arlington Heights, Illinois, 5.00%, due 12/l/11, callable
                     12/1/05 at 100                                                               103,290
    250,000       Pennsylvania State Refunding and Projects, 5.375%, due
                     4/15/12, callable 4/15/03 at 101.50                                          260,900
    450,000       Florida State Board of Education, 5.30%, due 6/1/13,
                     callable 6/1/03 at 101                                                       465,975
    300,000       Armstrong, Pennsylvania School District, 5.00%, due
                     9/15/14, callable 9/15/04 at 100 (FGIC)                                      305,940
                                                                                              -----------
                  Total general obligation bonds                                                9,866,560
                  Special obligation bonds--1.99%
    300,000       Pennsylvania Intergovernmental Coop Authority,
                     Special Tax Revenue, Philadelphia Fund, 4.70%,
                     due 6/15/01 (FGIC)                                                           307,380
                                                                                              -----------
                  Total special obligation bonds                                                  307,380
                  Revenue bonds--27.17%
    250,000       Kane County, Illinois Public Building, Elgin Community
                     College, 6.80%, due 12/1/02, pre-refunded 12/1/99 at
                     100                                                                          258,275
    300,000       Pennsylvania State Certificates of Participation, Lease
                     Revenue, 4.90%, due 7/1/02 (AMBAC)                                           310,920
    350,000       District of Columbia, Georgetown University, 6.90%, due
                     4/1/04, callable 4/1/99 at 102                                               359,135
    275,000       East Penn Pennsylvania School District, 5.55%, due
                     11/15/13, pre-refunded 5/15/02 at 100 (MBIA)                                 290,263
    125,000       East Penn Pennsylvania School District, 5.45%, due
                     11/15/11, pre-refunded 5/15/02 at 100 (MBIA)                                 131,537
    450,000       Chester County, Pennsylvania Health and Education
                     Authority (Main Line Health System), 4.90%,
                     due 5/15/04                                                                  468,269
    200,000       Allegheny County Pennsylvania Hospital Authority,
                     (Children's Hospital), 4.85%, due 7/1/05 (MBIA)                              207,980



See accompanying notes.

                          Shepmyers Investment Company

                                December 31, 1998


Principal                                                                                        Market
  Amount               Description                                                               Value
---------------------------------------------------------------------------------------------------------

                  Revenue bonds--22.17% (continued)
   $ 175,000      State Public Schools Pennsylvania College Revenue
                    (Harrisburg Community), 5.10%, due 4/l1/06 (MBIA)                          $  184,117
     250,000      Lancaster County, Pennsylvania Vo-Tech School
                     Authority, 6.50%, due 2/15/07, callable 2/15/04 at 100                       278,050
     200,000      Tennessee State LOC Development Authority, 4.75%,
                     due 3/1/08, callable 3/1/06 at 100 (MBIA)                                    207,720
     200,000      Salt River Project Arizona, Agricultural and Power
                     System Electric System, 5.00%, due 1/1/10, callable
                     1/1/99 at 100                                                                204,000
     200,000      Kentucky State Property and Building, 5.00%, due 9/1/10                         206,360
     200,000      Lincoln Nebraska Electric System, 5.25%, due 9/1/11,
                     callable 9/1/03 at 102                                                       209,220
     200,000      Madison Wisconsin Sewer System, 5.00%, due 12/l/11,
                     callable 12/1/06 at 100                                                      207,440
     350,000      Lancaster Pennsylvania Area Sewer Authority, 5.50%,
                     due 4/1/12, callable 10/1/03 at 100 (MBIA)                                   363,930
     200,000      Governor Mifflin Pennsylvania School District, 5.40%,
                     due 9/15/12, callable 9/15/03 at 100 (AMBAC)                                 207,440
     100,000      Virginia Resource Authority (Appromattox River Water
                     Authority), 5.25%, due 10/1/13, callable 10/1/03 at 102                      104,070
                                                                                              -----------
                  Total revenue bonds                                                           4,198,726

                  Short-term investments--at cost, approximating
                     market--1.92%
     296,464      Muni Fund Portfolio of Municipal Funds for Temporary
                     Investment                                                                   296,464
                                                                                              -----------
                  Total short-term investments                                                    296,464
                                                                                              -----------
                  Total investments--100% (cost $14,802,794)                                  $15,452,520
                                                                                              ===========


See accompanying notes.

                          Shepmyers Investment Company

                             Statement of Operations

                          Year ended December 31, 1998

Investment income:
   Interest                                                            $ 817,285

Expenses:
   Investment advisory fees                                               25,000
   Custodian fees                                                          8,760
   Transfer and dividend disbursing agent fees                             3,120
   Legal and professional fees                                            31,500
   Officers' salaries and directors' fees                                 26,850
   Capital stock tax                                                       1,884
   Clerical                                                                2,500
   Insurance                                                               2,478
   Miscellaneous                                                           9,617
                                                                       ---------
                                                                         111,709
                                                                       ---------
Net investment income                                                    705,576

Realized and unrealized gain on investments:
   Net realized gain from investment transactions                          8,775
   Net unrealized appreciation of investments                             99,691
                                                                       ---------
Net gain on investments                                                  108,466
                                                                       ---------
Net increase in net assets resulting from operations                   $ 814,042
                                                                       =========


See accompanying notes.

                          Shepmyers Investment Company

                       Statements of Changes in Net Assets


                                                                    Year ended December 31
                                                                ------------------------------
                                                                    1998                1997
                                                                -----------         -----------
Changes resulting from operations:
   Net investment income                                        $   705,576         $   732,833
   Net realized gain from investment transactions                     8,775              42,711
   Net unrealized appreciation of investments                        99,691              17,992
                                                                -----------         -----------
Net increase in net assets resulting from operations                814,042             793,536

Distributions to shareholders:
   Dividends from net investment income                            (729,853)           (760,556)
   Dividends from realized capital gains                            (18,026)            (36,624)
                                                                -----------         -----------
Total Increase (decrease) in net assets                              66,163              (3,644)

Net assets:
   Beginning of year                                             15,551,909          15,555,553
                                                                -----------         -----------
   End of year (including undistributed net investment
     income of $245,026 and $269,297, respectively)             $15,618,072         $15,551,909
                                                                -----------         -----------


See accompanying notes.

                          Shepmyers Investment Company

                              Financial Highlights

                                                                    Year ended December 31
                                                 ------------------------------------------------------------
                                                  1998         1997         1996          1995        1994
                                                 -------      -------      -------       -------      -------
PER SHARE DATA (for a share outstanding
   throughout the indicated year)

Net asset value, beginning of year               $ 20.24      $ 20.25      $ 20.49       $ 19.81      $ 20.82

Income from investment operations:
   Investment income                                1.06         1.10         1.15          1.16         1.15
   Expenses                                          .14          .15          .15           .14          .15
                                                 -------      -------      -------       -------      -------
Net investment income                                .92          .95         1.00          1.02         1.00
Net realized and unrealized gain (loss) on
   investments                                       .14          .08         (.21)          .67         (.95)
                                                 -------      -------      -------       -------      -------
Total from investment operations                    1.06         1.03          .79          1.69          .05

Less distributions:
   Dividends from net investment income             (.95)        (.99)       (1.03)        (1.01)       (1.06)
   Distribution from net realized gain from
     investment transactions                        (.02)        (.05)          --            --           --
                                                 -------      -------      -------       -------      -------
Total distributions                                 (.97)       (1.04)       (1.03)        (1.01)       (1.06)
                                                 -------      -------      -------       -------      -------
Net asset value, end of year                     $ 20.33      $ 20.24      $ 20.25       $ 20.49      $ 19.81
                                                 =======      =======      =======       =======      =======

Total return based on net asset value
   per share (1)                                    5.24%        5.09%         3.80%        8.58%         .10%
                                                 =======      =======       =======      =======      =======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)           $15,618      $15,552       $15,556      $15,745      $15,220

Ratio of expenses to average net assets              .72%         .75%          .75%         .72%         .73%

Ratio of net investment income to average net
   assets                                            4.5%        4.78%         4.99%        5.10%        5.02%

Portfolio turnover rate                            14.52%       21.71%        12.61%       11.00%       12.68%

Number of shares outstanding at end of year      768,238      768,238       768,238      768,238      768,238

----------
(1) Total return based on market price has not been disclosed due to lack of market price information.

See accompanying notes.

                          Shepmyers Investment Company

                          Notes to Financial Statements

                                December 31, 1998


1. Summary of Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company and intends to meet the requirements of a regulated investment company as defined under Subchapter M of the Internal Revenue Code. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

The Company's investment objective is to seek as high a level of income and capital gains, net of federal income tax as is consistent with the preservation of capital. The Company will invest primarily in tax-exempt obligations, but may also own taxable obligations, preferred stock (including convertible preferred stocks), other fixed-income securities and common stocks (including warrants and rights to purchase common stocks). The relative proportions of the types of the Company's portfolio securities will vary from time to time but not less than 50% of the portfolio will be invested in obligations issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuers.

Valuation of Investments

Investments are valued based on prices furnished by an independent pricing service. This service determines the valuations based on valuations for normal institutional size trading units of debt securities. In most instances, these valuations represent the mean between the most recently quoted bid and ask prices. In the event that market quotations are not readily available, securities are valued at their fair value by the investment advisor under the supervision and responsibility of the Company's Board of Directors. These valuations are believed to accurately reflect the fair market value of such securities.

Recording of Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividends and distributions to shareholders are recorded on the declaration date.

                          Shepmyers Investment Company

1. Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Determination of Realized Gains or Losses from Investment Transactions

Realized gains or losses from investment transactions are calculated on the identified cost basis.

Federal Income Tax

It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for Federal income taxes.

Investment Income

The Company records interest income on the accrual basis. In computing net investment income, the Company amortizes premium over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Original issue discount is accreted over the life of the security.

2. Investment Advisory Fee and Other Transactions With Affiliates

The Investment Advisory Agreement provides that the Company will pay to the Investment Advisor, as compensation for services provided, a fee at an annual rate of $25,000. At December 31, 1998, $6,250 is payable.

An officer of the Company is a partner in a law firm that provides legal services to the Company. Fees to the firm for legal services aggregated $17,000 in 1998, of which $4,250 is payable at December 31, 1998.

                          Shepmyers Investment Company

2. Investment Advisory Fee and Other Transactions With Affiliates (continued)

The Board of Directors has resolved that each director be paid $250 per meeting attended plus an annual fee of $600, and that the Chairman of the Board be paid an annual consulting fee of $15,000 and other officers an annual salary of $100 as compensation for their services. Directors and officers are reimbursed by the Company for out-of-pocket expenses incurred in attending meetings of the Board of Directors.

3. Cost, Purchases, and Sales of Security Investments

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $2,224,987 and $2,202,650, respectively, during the year ended December 31, 1998.

At December 31, 1998, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $649,726 (aggregate gross unrealized appreciation of $650,750 less aggregate gross unrealized depreciation of $1,024).

4. Components of Net Assets

The components of net assets at December 31, 1998, are as follows:

         Common stock issued and outstanding, including
            additional paid-in capital                              $14,723,326
         Undistributed net investment income                            245,020
         Undistributed net capital gains                                    --
         Net unrealized appreciation of investments                     649,726
                                                                    -----------
         Net assets                                                 $15,618,072
                                                                    ===========

                          Shepmyers Investment Company

           Matters Submitted to Shareholders for Approval (Unaudited)


At the annual meeting of shareholders, the following matters were submitted to the shareholders, and the results of their voting is as follows:

   1. Approval of Directors

Name of Candidate               In Favor          Against           Abstain
-----------------               --------          -------           -------

P. E. Spears                     685,548              --               65
G. P. King                       685,548              --               65
L. S. DeVan                      685,548              --               65
J. M. Fuss                       685,548              --               65
R. E. Lemmon, Jr.                685,548              --               65
R. P. Myers                      685,548              --               65
P. F. Spears                     685,548              --               65
J. F. Thompson, III              685,548              --               65
C. D. Weber                      685,548              --               65

   2. Continuation of Existing Investing Advisory Contract
                                 685,580              --               33

   3. Selection of Ernst & Young LLP as Independent Certified Public Accountants
                                 685,613              --               --

                               CORPORATE DIRECTORY


DIRECTORS AND OFFICERS

P.E. Spears*
         President and Chairman of the Board

G.P. King*
         Vice President & Treasurer

W.B. McConnel, III
         Secretary

L.S. DeVan*
J.M. Fuss*
R.E. Lemmon, Jr.*
R.P. Myers*
P.F. Spears*
J.F. Thompson, III*
C.D. Weber*

                                                                      *Director

AUDITOR

Ernst & Young LLP
         Harrisburg, Pennsylvania


COUNSEL

Drinker Biddle & Reath LLP
         Philadelphia, Pennsylvania


INVESTMENT ADVISOR

The Rittenhouse Trust Company
         Radnor, Pennsylvania


CUSTODIAN, TRANSFER AGENT, REGISTRAR & DIVIDEND DISBURSING AGENT

Investors Trust Company
         Wyomissing, Pennsylvania